UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

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FACEBANK GROUP, INC.
(Name of Registrant as Specified In Its Charter)

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FACEBANK GROUP, INC.
1330 Avenue of the Americas
New York, NY 10019

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT OF THE SHAREHOLDERS AND INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACTION OF 1934

Approximate Date of Mailing: [___], 2020

TO THE SHAREHOLDERS OF FACEBANK GROUP, INC.:

This notice and accompanying Information Statement are furnished to the holders of capital stock of FaceBank Group, Inc., a Florida corporation (the “Company”, “we”, “our” or “us”) as of July 13, 2020 (the “Notice Record Date”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14c and Schedule 14C promulgated thereunder, in connection with the approval of the following action taken by unanimous written consent of the Board of Directors of the Company and by written consent of (i) the holders of at least a majority of the voting power of the Company’s issued and outstanding shares of capital stock, voting together as a single class and (ii) the holders of at least a majority of the voting power of the issued and outstanding shares of the Company’s Series AA Convertible Preferred Stock, voting as a separate class (such holders described in (i) and (ii) collectively, the “Requisite Holders”):

1.
Amend our articles of incorporation, as amended (the “Articles”) to change our corporate name from FaceBank Group, Inc. to fuboTV Inc. (the “Name Change” or “Corporate Action”).

The purpose of this notice and Information Statement is to notify our shareholders that on June 29, 2020, the Requisite Holders executed a written consent approving the Corporate Action. In accordance with Rule 14c-2 promulgated under the Exchange Act, although the Company’s shareholders have approved the Corporate Action, such Corporate Action will not become effective until at least 20 calendar days after this notice and Information Statement is sent or given to the shareholders of record of the Company as of the Notice Record Date.

The written consent of the Requisite Holders constitutes the only shareholder approval required for the Corporate Action under Florida law, the Articles and the Company’s bylaws, as amended (the “Bylaws”). As a result, no further action by any other shareholder is required to approve the Corporate Action, and we have not and will not be soliciting your approval of the Corporate Action. Notwithstanding, our shareholders of record at the close of business on the Notice Record Date are entitled to notice of the shareholder action by written consent.

This notice and the accompanying Information Statement are being sent or given to the holders of our capital stock as of the Notice Record Date on or about [___], 2020. This notice and accompanying Information Statement are provided for informational purposes only and shall constitute notice to you of the action by written consent in accordance with Section 14(c) of the Exchange Act, Rule 14c and Schedule 14C thereunder and in accordance with the Florida Business Corporation Act and our Bylaws.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We appreciate your continued support of the Company.

By Order of the Board of Directors,

/s/ David Grandler
David Gandler, Chief Executive Officer

Date: June 30, 2020

FACEBANK GROUP, INC.
1330 Avenue of the Americas
New York, NY 10019

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

This Information Statement is furnished to the holders of shares of capital stock of FaceBank Group, Inc., a Florida corporation (the “Company”, “we”, “our” or “us”) as of July 13, 2020 (the “Record Date”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Regulation 14C and Schedule 14C promulgated thereunder, in connection with the approval by the Board of Directors of the Company and the approval by written consent of (i) the holders of at least a majority of the voting power of the Company’s issued and outstanding shares of capital stock, voting together as a single class and (ii) the holders of at least a majority of the voting power of the issued and outstanding shares of the Company’s Series AA Convertible Preferred Stock, voting as a separate class (such holders described in (i) and (ii) collectively, the “Requisite Holders”), to amend our articles of incorporation, as amended (the “Articles”) to change our corporate name from FaceBank Group, Inc. to fuboTV Inc. (the “Name Change” or the “Corporate Action”).

On June 19, 2020, our Board of Directors unanimously approved the Corporate Action. Subsequent to approval by our Board of Directors of the Corporate Action, on June 29, 2020, (i) the holders of shares representing 52.68% of the Company’s issued and outstanding shares of capital stock entitled to vote thereon, voting together as a single class and (ii) the holders of 90.51% of the voting power of the issued and outstanding shares of the Company’s Series AA Convertible Preferred Stock, voting as a separate class, approved the Corporate Action by written consent (the “Shareholder Consent”). Since the Board of Directors of the Company and the Requisite Holders have voted in favor of the Corporate Action, all corporate actions necessary to authorize the Corporate Action have been taken.

We expect that the amendment to the Articles (the “Amendment”) will become effective on August 10, 2020 (the “Effective Date”). In accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), in no event will the Name Change be effective sooner than 20 days after this Information Statement and accompanying notice is sent or given to our shareholders. On the Effective Date, the Name Change will be effective under Florida law, but the Name Change will only be recognized in the market for trading purposes upon approval by the Financial Industry Regulatory Authority (“FINRA”). We expect to receive FINRA’s approval for the Name Change prior to the Effective Date. Our Board of Directors retains the authority to abandon the Name Change for any reason at any time prior to the Effective Date.

Because the Corporate Action has already been approved by the Requisite Holders, you are not required to take any action. This Information Statement provides to you notice that the Corporate Action has been approved. You will receive no further notice of the approval nor of the Effective Date of the Corporate Action other than pursuant to reports which the Company will be required to file with the SEC in the future.

The Company’s Common Stock is quoted on the OTCQB market tier of the OTC Markets Group Inc. under the symbol “FUBO.”

RECORD DATE AND VOTING SECURITIES

Only shareholders of record at the close of business on July 13, 2020 (the “Notice Record Date”), are entitled to notice of the information disclosed in this Information Statement.

The Company’s authorized securities consist of (i) 400,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and (ii) 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), of which (a) 35,800,000 shares have been designated as the Series AA Convertible Preferred Stock, par value $0.0001 per share (the “Series AA Preferred Stock”) and (b) 2,000,000 shares have been designated as the Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”).

The record date for determining the shareholders entitled to consent to the Corporate Action without a meeting was determined by the Board to be June 19, 2020 (the “Consent Record Date”) As of the close of business on the Consent Record Date, there were (i) 38,684,135 shares of Common Stock issued and outstanding, held by 473 holders of record, (ii) 29,604,019 shares of Series AA Preferred Stock issued and outstanding, held by 51 holders of record, and (iii) 203,000 shares of Series D Preferred Stock outstanding, held by one holder of record. In respect of the matters acted upon in the Shareholder Consent, (x) holders of our Common Stock were entitled to one vote per share, (y) holders of our Series AA Preferred Stock were entitled to 0.8 vote per share, and (z) holders of our Series D Preferred Stock were not entitled to vote.

SHAREHOLDERS’ RIGHTS

The ability to act by written consent of the shareholders and without the need for a special meeting of the shareholders to approve the Corporate Action is authorized by Section 607.0704 of the Florida Business Corporation Act (the “FBCA”) and our bylaws, as amended (the “Bylaws”). Section 607.0704 of the FBCA provides that, unless the articles of incorporation of a company provide otherwise (or other than with respect to certain actions relating to electing directors, which are not applicable in this situation), any action required or permitted by the FBCA to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. Our Articles do not restrict this right. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Corporate Action as quickly as possible in order to accomplish the purposes of the Company, we chose to obtain the written consent of a majority of our voting power to approve the Corporate Action described in this Information Statement.

In accordance with the rules and regulations of the SEC, the Corporate Action will not be taken until at least 20 calendar days after this Information Statement has first been sent or given to our shareholders. This information statement is being sent or given to the holders of our capital stock as of the Notice Record Date on or about [_____], 2020. This notice and accompanying Information Statement are provided for informational purposes only and shall constitute notice to you of the action by written consent in accordance with Section 14(c) of the Exchange Act, Rule 14c and Schedule 14C thereunder and in accordance with the FBCA and our Bylaws.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at: FaceBank Group, Inc., 1330 Avenue of the Americas, New York, NY 10019.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, a single copy of this Information Statement may be delivered to two or more shareholders who share an address, unless we have received contrary instructions from one or more of such shareholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports, information statements, proxy statements or notices of internet availability of proxy materials, to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports, information statements, proxy statements or notices of internet availability of proxy materials to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our Chief Executive Officer, David Gandler, at FaceBank Group, Inc., 1330 Avenue of the Americas, New York, NY 10019.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CORPORATE ACTION – APPROVAL OF NAME CHANGE

General

On June 19, 2020, our Board of Directors unanimously approved the Corporate Action. Subsequent to approval by our Board of Directors of the Corporate Action, on June 29, 2020, (i) the holders of 52.68% of the voting power of the Company’s issued and outstanding shares of capital stock, voting together as a single class and (ii) the holders of 90.51% of the voting power of the issued and outstanding shares of the Series AA Preferred Stock, voting as a separate class, approved the Corporate Action by written consent. Our Board of Directors has discretion to abandon the Name Change prior to its effectiveness.

Reasons for the Name Change

Our principal reason for approving and recommending the Name Change is to align the Company’s corporate name with its principal business operation and brand.

Effects of Name Change

The Name Change will affect all holders of our capital stock uniformly. The Name Change is not intended to, and will not, affect any shareholder’s percentage ownership interest in the Company.

The Name Change will not change the terms of any class of our capital stock. After the Name Change, the shares of our capital stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our capital stock as now authorized. Our capital stock will remain fully paid and non-assessable. In addition, we plan to change our CUSIP number as a result of the Name Change. The Company will continue to trade under the symbol “FUBO” on the OTCQB market tier of the OTC.

Procedure for Effecting the Amendment and the Name Change

In order to effect the Name Change, the Company will amend its Articles in the form of the Amendment attached hereto as Appendix A.

Because the Common Stock is currently quoted on the OTC Bulletin Board, the Name Change will also require processing by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, as amended, in order for the Name Change to be recognized in the market for trading purposes.

We expect that the Amendment will become effective on the Effective Date. In no event will the Name Change be effective sooner than 20 days after this Information Statement and accompanying notice is sent or given to our shareholders. On the Effective Date, the Name Change will be effective under Florida law, but the Name Change will only be recognized in the market for trading purposes upon FINRA’s approval. We expect to receive FINRA’s approval for the Name Change prior to the Effective Date. Our Board of Directors retains the authority to abandon the Name Change for any reason at any time prior to the Effective Date.

Accounting Matters

The Name Change will not affect the par value of any class or series of our capital stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our capital stock will not be affected.

Certain Federal Income Tax Consequences of the Name Change

The will be no material U.S. federal income tax consequences of the Name Change to holders of our capital stock.

Dissenters’ Rights

No dissenters’ or appraisal rights are available to the Company’s shareholders under the FBCA, the Articles or the Bylaws in connection with the Name Change, and we do not intend to independently provide shareholders with such rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our capital stock as of June 19, 2020 for:

●
each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of any class of our voting stock;
●
each of our named executive officers;
●
each of our directors; and
●
all of our directors and current executive officers as a group.

We have determined beneficial ownership in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated in the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, the persons and entities named in the table below have sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Percentage of beneficial ownership is based on (i) 38,684,135 shares of Common Stock issued and outstanding and (ii) 29,604,019 shares of Series AA Preferred Stock issued and outstanding, in each case as of June 19, 2020. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of our Common Stock or Series AA Preferred Stock, respectively, as to which such person or entity has the right to acquire within 60 days of June 19, 2020 through the exercise of any option or other right. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise noted below, the address of each beneficial owner named below is c/o FaceBank Group, Inc., 1330 Avenue of the Americas, New York, NY 10019.

	Common Stock		Series AA Preferred (1)		Combined Voting Power
	Number	%	Number	%	Number (2)%

Directors and Officers
David Gandler	1,862,325(3)	4.59%	1,575,817	5.32%	3,122,979	4.86%
Edgar Bronfman, Jr.	2,446,428(4)	5.99%	2,650,628(5)	8.95%	4,566,930	7.08%
John Textor	8,114,360(6)	20.98%	-	*	8,114,360	13.01%
Alexander Bafer	3,317,298(7)	8.57%	-	*	3,317,298	5.32%
Pär-Jörgen Pärson	2,798(8)	*	-	*	2,798	*
Simone Nardi (9)	-	*	-	*	-	*
All executive officers and directors as a group (7 persons)	16,217,218	41.92%	4,226,445	14.28%	19,124,365	30.66%
5% Beneficial Owners Not Named Above
Entities affiliated with The Walt Disney Company (10)	-	*	3,315,006	11.20%	2,652,005	4.25%
Entities affiliated with A-Fund II, LP (11)	-	*	1,675,889	5.66%	1,340,711	2.15%
Entities Affiliated with AMC Networks Ventures LLC (12)	-	*	1,796,747	6.07%	1,437,398	2.30%
Entities Affiliated with Bullingham Holdings, LLC (13)	-	*	1,657,656	5.60%	1,326,125	2.13%
Entities Affiliated with Northzone VIII L.P. (14)	554,016(15)	1.42*	3,499,146	11.82%	3,353,333	5.35%
Entities Affiliated with Comcast Corporation (16)	-	*	3,727,886	12.59%	2,982,309	4.78%
Entities Affiliated with Viacom International Inc. (17)	-	*	3,057,364	10.33%	2,445,891	3.92%

* Represents less than 1% of the total.

(1)
Subject to the terms of the Certificate of Designation of the Series AA Convertible Preferred Stock, each share of Series AA Convertible Preferred Stock converts into two shares of Common Stock on a bona fide third party transfer. However, all of the shares of Series AA Convertible Preferred Stock were issued on April 1, 2020 and are subject to transfer restrictions under Rule 144. Further, each share of Series AA Convertible Preferred Stock only converts into two shares of Common Stock upon a transfer at arms-length to a third-party purchaser, and thus each holder of Series AA Convertible Preferred Stock will never hold the shares of Common Stock issuable upon conversion thereof. As such, we do not consider the holder of a share of Series AA Convertible Preferred Stock to beneficially own any shares of our Common Stock and have included the holdings of our directors and officers of our Series AA Convertible Preferred Stock for voting power purposes only. Additionally, the total number of shares of Series AA Convertible Preferred Stock outstanding does not include 2,720,343 shares that are issuable pursuant to the Agreement and Plan of Merger and Reorganization, dates as of March 19, 2020, by and among FaceBank Group, Inc., fuboTV Acquisition Corp. and fuboTV Inc. (the “Merger Agreement”) to former holders of capital stock of fuboTV Inc. as Stock Merger Consideration (as defined in the Merger Agreement).

(2)
Represents percentage of voting power of the Series AA Convertible Preferred Stock and the Common Stock voting together as a single class. Each share of Series AA Convertible Preferred Stock has 0.8 votes, and each share of Common Stock has one vote.

(3)
Mr. Gandler serves as our Chief Executive Officer. Represents 1,862,360 shares of common stock issuable pursuant to options held directly by Mr. Gandler exercisable within 60 days of June 19, 2020.

(4)
Mr. Bronfman serves as the Executive Chairman of our Board of Directors. Represents 1,875,000 shares of common stock issuable pursuant to options held directly by Mr. Bronfman exercisable within 6- days of June 19, 2020. Also includes (i) 285,714 shares of common stock held directly by Waverley Capital, LP, (“Waverley Capital”) and (ii) 285,714 shares issuable upon exercise of a warrant held directly by Waverley Capital and exercisable within 60 days of June 19, 2020. According to information provided to the Company by Waverley Capital, the general partner of Waverley Capital is Waverley Capital Partners, LLC. Mr. Bronfman and Dr. Daniel V. Leff, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman and Dr. Leff and Waverley Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Rule 13 under the Exchange Act or for any other purposes. The address for Waverley Capital is 300 Hamilton Avenue, 4th Floor, Palo Alto, California 94301.

(5)
22,840 of these shares are held by Mr. Bronfman in his individual capacity. 1,715,821 of these shares are owned directly by Luminari Capital, L.P. (“Luminari Capital”). The general partner of Luminari Capital is Luminari Capital Partners, LLC. Mr. Bronfman has an assignee interest in Luminari Capital Partners, LLC. Dr. Daniel V. Leff, as managing member of Luminari Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. 513,105 of these shares are owned directly by Waverley Capital. The general partner of Waverley Capital is Waverley Capital Partners, LLC. Mr. Bronfman and Dr. Daniel V. Leff, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. 398,862 of these shares are owned directly by WL fuboTV, LP (“WL fuboTV”). The general partner of WL fuboTV is WL fuboTV GP, LLC. Mr. Bronfman and Dr. Daniel V. Leff, as managing members of WL fuboTV GP, LLC, may be deemed to have shared voting and investment power with respect to these shares. The address for Luminari Capital, Waverley Capital and WL fuboTV is 300 Hamilton Avenue, 4th Floor, Palo Alto, California 94301.

(6)
Represents (i) 9,323 shares of common stock held by Mr. Textor; 7,648,947 shares of common stock held jointly by Mr. Textor and Deborah W. Textor, Mr. Textor’s spouse; (ii) 246,535 held by Mrs. Textor directly; and (iii) 209,555 held by Mrs. Textor as custodian for Mr. and Mrs. Textor’s son. These shares are subject to the Voting Agreement entered into on August 8, 2018.

(7)
Represents (i) 19 shares of common stock held by Mr. Bafer; (ii) 16,667 shares of common stock issuable pursuant to options held directly by Mr. Bafer exercisable within 60 days of June 19, 2020; and (iii) 3,300,612 shares held by Brick Top Holdings, Inc., a company owned and controlled by Mr. Bafer and Mr. Bafer has voting and dispositive control over the shares held by Brick Top Holdings, Inc. These shares are subject to the Voting Agreement entered into on August 8, 2018.

(8)
Represents 2,798 shares of common stock issuable pursuant to options held directly by Mr. Pärson exercisable within 60 days of June 19, 2020.

(9)
Simone Nardi serves as our Chief Financial Officer.

(10)
The following is based on information reported by the Walt Disney Company on Schedule 13G filed with the SEC on April 15, 2020. TFCF America, Inc. is the direct holder of the shares of Series AA Preferred Stock. TFCF America, Inc. is a wholly owned subsidiary of TFCF Corporation, which is a wholly owned subsidiary of Disney Enterprises, Inc., which is a wholly owned subsidiary of TWDC Enterprises 18 Corp., which is a wholly owned subsidiary of The Walt Disney Company. The Walt Disney Company listed its address as 500 South Buena Vista Street; Burbank, California, 91521.

(11)
The following is based on information provided to the Company by AF II and AF II Affiliates (each as hereinafter defined). Represents (i) 1,595,393 shares held directly by A-Fund II, L.P. (“AF II”) and (ii) 80,496 shares held directly by A-Fund II Affiliates Fund, L.P. (“AF II Affiliates”). A-Fund Investment Management II, L.P., the general partner of AF II (the “DGP”), and A-Fund International II, Ltd., the general partner of the DGP (the “UGP”), may each be deemed to have sole voting and dispositive power over the shares held by AF II. The DGP, the general partner of AF II Affiliates, and the UGP, the general partner of the DGP, may each be deemed to have sole voting and dispositive power over the shares held by AF II Affiliates. K. David Chao and Jason Krikorian are the directors of the UGP and may be deemed to share voting and dispositive power over the shares held by AF II and AF II Affiliates. Such persons and entities disclaim beneficial ownership of shares held by AF II and shares held by AF II Affiliates, except to the extent of any pecuniary interest therein. The address for AF II and AF II Affiliates is 2420 Sand Hill Road, Suite 200, Menlo Park, California 94025.

(12)
Information presented regarding AMC Networks Inc., a Delaware corporation, is as of April 1, 2020. AMC Networks Ventures LLC, a Delaware limited liability company, owns 1,796,747 shares of the Company’s Series AA Convertible Preferred Stock, which are entitled to 0.8 votes per share (1,437,397.60 votes) and convertible into 3,593,494 shares of the Company’s Common Stock in connection with a bona fide transfer to a third party. AMC Networks Ventures LLC is a direct wholly-owned subsidiary of Rainbow Media Holdings LLC, a Delaware limited liability company, which in turn is a direct wholly-owned subsidiary of AMC Networks Inc. The mailing address for AMC Networks Inc. is 11 Penn Plaza, New York, NY 10001.

(13)
The address for Bullingham Holdings, LLC is 660 Madison Ave, 17th Floor, New York, New York 10065.

(14)
The following is based on information provided to the Company by Northzone VIII L.P (the “NZ Fund”). The NZ Fund is the direct holder of all of the shares, including those described in footnote 15 below. NZ VIII GP L.P. (the “GP of the Fund”) is the general partner of the NZ Fund, and NZ VIII (GP) Limited (the “General Partner”) is the general partner of the GP of the NZ Fund. The address for the NZ Fund, the GP of the Fund and the General Partner is 12 Castle Street, St. Helier, Jersey, Channel Islands, JE2 3RT.

(15)
Represents (i) 277,008 shares of common stock held directly by the NZ Fund and (ii) 277,008 shares issuable upon exercise of a warrant held directly by the NZ Fund and exercisable within 60 days of the June 19, 2020.

(16)
The following is based on information reported by Comcast Corporation on Schedule 13G filed on April 13, 2020. Sky Ventures Limited is the direct holder of the shares of Series AA Preferred Stock. Sky Ventures Limited is a wholly owned subsidiary of Sky UK Limited, which is a wholly owned subsidiary of Sky Limited, which is a wholly owned subsidiary of Comcast Bidco Limited, which is a wholly owned subsidiary of Comcast Bidco Holdings Limited, which is a wholly owned subsidiary of Comcast Corporation. The address for Comcast Corporation was listed as One Comcast Center, Philadelphia, Pennsylvania 19103-2838.

(17)
The address for Viacom International Inc. is 1515 Broadway, New York, New York, 10036.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No director or executive officer or any associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Name Change that is not shared by all of the other shareholders.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act and the rules of the SEC thereunder require our executive officers, directors and certain shareholders who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership of our common stock with the SEC. Based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all required reports were filed on time for fiscal year 2019, except for the following: a Form 3 filed by John C. Textor related to his being subject to Section 16 was filed late on September 11, 2019; a Form 4 filed by John C. Textor related to the closing of a share exchange and automatic conversion of Series X Preferred Stock into Common Stock was filed late on September 11, 2019; a Form 4 filed by John C. Textor related to the purchase of Common Stock was filed late on September 12, 2019, and a Form 4 filed by John C. Textor related to the purchase of Common Stock was filed late on September 24, 2019 and a Form 4 filed by Edgar Bronfman Jr. related to the purchase of Common Stock was filed late on May 19, 2020.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and, in accordance with the Exchange Act, we file annual, quarterly and current reports, registration statements and other documents with the SEC. These filings are available to the public over the internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

APPENDIX A

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

FACEBANK GROUP, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act, Pulse Evolution Group, Inc., a Florida corporation (the “Corporation”), hereby amends (“Articles of Amendment”) its articles of incorporation, as amended (“Articles”), as follows:

A. Amendment. “Article I – NAME” is hereby replaced in its entirety to read as follows:

“Article I – NAME

The name of the Corporation is “fuboTV Inc.””

B. Authority to Amend. This amendment of the Articles of Incorporation was duly adopted by the unanimous written consent of the Corporation’s board of directors as of June 19, 2020 in accordance with the provisions of Section 607.0821 of the Florida Business Corporation Act were duly approved by the holders of a majority of the voting power of the issued and outstanding stock of the Corporation on June 29, 2020, and the number of votes cast for the amendments by the shareholders was sufficient for approval.

C. Effective Time. The foregoing amendments of the Articles of Incorporation shall become effective on August 10, 2020.

 IN WITNESS WHEREOF, the undersigned has executed these amendments to the Articles of Incorporation as of [__], 2020.

FACEBANK GROUP, INC.

By:___________________________________
Name: David Gandler
Title: Chief Executive Officer

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